Exhibit 99.1

ELECTRONIC ARTS REPORTS Q2 FY17

FINANCIAL RESULTS

REDWOOD CITY, CA - November 1, 2016 - Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its second fiscal quarter ended September 30, 2016.

“Q2 was an excellent quarter for Electronic Arts, led by breakthrough new EA SPORTS titles engaging players across console and mobile,” said Chief Executive Officer Andrew Wilson. “We are in an outstanding position for the quarter ahead, with two of the highest-rated games of this console generation in Battlefield 1 and Titanfall 2, global competitive gaming tournaments underway, and our first virtual reality experiences coming soon. Across all platforms, this holiday season will be a fantastic time to play.”

“Net sales in the quarter were better than expected driven by outperformance in FIFA, and supported by strong year-on-year growth in mobile,” said Chief Financial Officer Blake Jorgensen. “We are raising our annual guidance today based on the strength of our holiday slate and FIFA 17’s strong performance to date.”

News and ongoing updates regarding EA and our games are available on EA’s blog at www.ea.com/news.

Selected Operating Highlights and Metrics:

•	Net sales* of $4.507 billion for the trailing twelve-month period are up 8% year-over-year.

•	Battlefield™ 1 total player base for the first week was nearly double that of Battlefield 4™, and it continues to grow.

•	In the first week of FIFA 17, 20% more players were engaged in the game compared to the first week of FIFA 16 last year and nearly 2/3 of all FIFA 17 players have engaged in “The Journey” story mode.

•	Net sales from FIFA, Madden NFL and Hockey Ultimate Team™ are collectively up 15% for the trailing twelve months compared to last year.

•	FIFA Mobile reached #1 on the App Store Free Games chart in 138 countries.

•	Titanfall™ 2 has been rated 90 or above by more than 40 top outlets.

* Net sales is defined as the net amount of products and services sold digitally or sold-in physically in the period.

Selected Financial Highlights:

All financial measures are presented on a GAAP basis.

•	For the quarter, net revenue was $898 million. Of the total net revenue 63%, or $566 million, was digital. Diluted loss per share of $(0.13) was above guidance of $(0.17).

•	For the quarter, change in deferred net revenue was $200 million, of which $(80) million was digital.

•	Net cash provided by operating activities for the quarter was $109 million. Trailing twelve month operating cash flow was $1.1 billion.

•	EA repurchased 1.6 million shares in Q2 for $127 million.

(in millions of $, except per share amounts)	Quarter Ended 9/30/16	Quarter Ended 9/30/15
Digital Net Revenue	$566	$502
Packaged Goods and Other Net Revenue	332	313
Total Net Revenue	$898	$815

Digital Change in Deferred Net Revenue	$(80)	$(22)
Packaged Goods and Other Change in Deferred Net Revenue	280	353
Change in Deferred Net Revenue	$200	$331

Net Loss	$(38)	$(140)
Diluted Loss Per Share	$(0.13)	$(0.45)

Operating Cash Flow	$109	$9

While EA no longer reports certain non-GAAP financial measures, the following GAAP-based financial data and a long-term tax rate of 21% are used internally by company management to adjust our GAAP results in order to assess EA’s operating results:

	Three Months Ended Sep 30, 2016
		GAAP-Based Financial Data
	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Net revenue	898	-	200	-
Cost of revenue	401	(12)	-	(1)
Gross profit	497	12	200	1
Total operating expenses	546	(1)	-	(47)
Operating income (loss)	(49)	13	200	48
Interest and other income (expense), net	(3)	-	-	-
Income before provision for (benefit from) income taxes	(52)	13	200	48
Provision for (benefit from) income taxes	(14)	-	-	-
Net income (loss)	(38)	13	200	48
Loss per share
Basic & Diluted	(0.13)
Number of shares used in computation
Basic & Diluted	301

EA’s GAAP loss per share for the three months ended September 30, 2016 was calculated off the basic share count of 301 million. Had EA reported a profit, the diluted share count would have been 314 million shares. For additional information on the GAAP-based financial data, please refer to EA’s Form 10-Q for the quarter ended June 30, 2016.

TTM Financial Highlights:

(in millions)	TTM Ended 9/30/16	TTM Ended 9/30/15
Digital Net Revenue	$2,539	$2,280
Packaged Goods and Other Net Revenue	2,008	2,049
Total Net Revenue	$4,547	$4,329

Digital Change in Deferred Net Revenue	$34	$27
Packaged Goods and Other Change in Deferred Net Revenue	(74)	(193)
Change in Deferred Net Revenue	$(40)	$(166)

Net Income	$1,256	$839

Operating Cash Flow	$1,146	$818

Value of Shares Repurchased	$1,016	$450
Number of Shares Repurchased	15.2	8.3

Business Outlook as of November 1, 2016

The following forward-looking statements, as well as those made above, reflect expectations as of November 1, 2016. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2017 Expectations - Ending March 31, 2017

•	Net revenue is expected to be approximately $4.775 billion.

•	Change in deferred net revenue is expected to be approximately $150 million.

•	Net income is expected to be approximately $848 million.

•	Diluted earnings per share is expected to be approximately $2.69.

•	Operating cash flow is expected to be approximately $1.3 billion.

•	The Company estimates a share count of 315 million for purposes of calculating fiscal year 2017 diluted earnings per share.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	GAAP Guidance	Acquisition-related expenses	Amortization of debt discount and loss on conversion of notes	Change in deferred net revenue (online-enabled games)	Shares from convertible bond hedge	Stock-based compensation
Digital Net Revenue	$2,800	-	-	100	-	-
Packaged Goods & Other Net Revenue	$1,975	-	-	50	-	-
Total Net Revenue	$4,775	-	-	150	-	-
Cost of Revenue	$1,387	(31)	-	-	-	(2)
Operating Expense	$2,304	(6)	-	-	-	(198)
Profit Before Tax	$1,060	37	2	150	-	200
Diluted Shares	315	-	-	-	(1)	-
Note: in millions

Third Quarter Fiscal Year 2017 Expectations - Ending December 31, 2016

•	Net revenue is expected to be approximately $1.125 billion.

•	Change in deferred net revenue is expected to be approximately $910 million.

•	Net loss is expected to be approximately $(53) million.

•	Loss per share is expected to be approximately $(0.17).

•
The Company estimates a share count of 304 million for purposes of calculating third quarter fiscal 2017 loss per share. If EA reports a profit, the diluted share count is expected to be 315 million shares.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 21% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total Net Revenue	$1,125	-	910	-
Cost of Revenue	$532	(3)	-	-
Operating Expense	$652	(2)	-	(50)
Profit/(Loss) Before Tax	$(66)	5	910	50
Basic Shares	304
Note: in millions

Conference Call and Supporting Documents

Electronic Arts will host a conference call on November 1, 2016 at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter ended September 30, 2016 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number 844-215-4106 (domestic) or 918-534-8313 (international), using the password “EA” or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation and a financial model of EA’s historical results on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until November 14, 2016 at 855-859-2056 (domestic) or 404-537-3406 (international). An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2017 expectations under the heading “Business Outlook as of November 1, 2016,” contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “estimate” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s titles; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to service and support digital product offerings, including managing online security; general economic conditions; and other factors described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016.

These forward-looking statements are current as of November 1, 2016. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2016.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company delivers games, content and online services for Internet-connected consoles, personal computers, mobile phones and tablets. EA has more than 300 million registered players around the world.

In fiscal year 2016, EA posted GAAP net revenue of $4.4 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality blockbuster brands such as The Sims™, Madden NFL, EA SPORTS™ FIFA, Battlefield™, Dragon Age™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Battlefield 4, The Sims, Dragon Age, Ultimate Team and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. Titanfall is a trademark of Respawn Entertainment, LLC. John Madden, NFL, NBA and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statement of Operations
(in $ millions, except share per data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015
Net revenue
Product	420	434	1,104	1,177
Service and other	478	381	1,065	841
Total net revenue	898	815	2,169	2,018
Cost of revenue
Product	317	335	407	429
Service and other	84	74	173	153
Total cost of revenue	401	409	580	582
Gross profit	497	406	1,589	1,436
Operating expenses:
Research and development	291	265	585	561
Marketing and sales	143	156	271	279
General and administrative	111	101	219	199
Amortization of intangibles	1	3	3	4
Total operating expenses	546	525	1,078	1,043
Operating income (loss)	(49)	(119)	511	393
Interest and other income (expense), net	(3)	(9)	(11)	(12)
Income before provision for (benefit from) income taxes	(52)	(128)	500	381
Provision for (benefit from) income taxes	(14)	12	98	79
Net income (loss)	(38)	(140)	402	302
Earnings (loss) per share
Basic	(0.13)	(0.45)	1.34	0.97
Diluted	(0.13)	(0.45)	1.28	0.90
Number of shares used in computation
Basic	301	312	301	311
Diluted	301	312	315	334

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance for the three months ended September 30, 2016 plus a comparison to the actuals for the three months ended September 30, 2015.

	Three Months Ended September 30,
	2016		2016	2015
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	915	(17)	898	815
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	160	40	200	331
Cost of revenue
Cost of revenue	405	(4)	401	409
GAAP-based financial data
Acquisition-related expenses	(13)	1	(12)	(11)
Stock-based compensation	—	(1)	(1)	(1)
Operating expenses
Operating expenses	566	(20)	546	525
GAAP-based financial data
Acquisition-related expenses	(1)	—	(1)	(3)
Stock-based compensation	(50)	3	(47)	(43)
Loss before tax
Loss before tax	(65)	13	(52)	(128)
GAAP-based financial data
Acquisition-related expenses	14	(1)	13	14
Amortization of debt discount and loss on conversion of notes	—	—	—	11
Change in deferred net revenue (online-enabled games)	160	40	200	331
Stock-based compensation	50	(2)	48	44
Tax rate used for management reporting	21%		21%	22%
Loss per share
Basic	(0.17)	0.04	(0.13)	(0.45)
Diluted[1]	(0.17)	0.04	(0.13)	(0.45)
Number of shares
Basic	302	(1)	301	312
Diluted[1]	302	(1)	301	312

1 Diluted earnings per share reflects the potential dilution from common shares (calculated using the treasury stock method), issuable through stock-based compensation plans. When the company incurs a loss, shares issuable through stock-based compensation plans are excluded from the diluted loss per share calculation as inclusion would be anti-dilutive.

Guidance (in $ millions, except per share data)
The following tables provide the Company’s guidance for the three months ended December 31, 2016 and the twelve months ended March 31, 2017.

	Three Months Ended	Twelve Months Ended
	Dec 31, 2016	Mar 31, 2017
Net revenue
Net revenue	1,125	4,775
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	910	150
Cost of revenue
Cost of revenue	532	1,387
GAAP-based financial data
Acquisition-related expenses	(3)	(31)
Stock-based compensation	—	(2)
Operating expenses
Operating expenses	652	2,304
GAAP-based financial data
Acquisition-related expenses	(2)	(6)
Stock-based compensation	(50)	(198)
Income before tax
Income (loss) before tax	(66)	1,060
GAAP-based financial data
Acquisition-related expenses	5	37
Amortization of debt discount and loss on conversion of notes	—	2
Change in deferred net revenue (online-enabled games)	910	150
Stock-based compensation	50	200
Tax rate used for management reporting	21%	21%
Earnings (loss) per share
Basic	(0.17)	2.79
Diluted	(0.17)	2.69
Number of shares
Basic	304	304
Diluted[2]	304	315

2If the Company reports net income instead of a net loss for the 3 months ended December 31, 2016, GAAP expected diluted share count for calculating diluted earnings per share would be 315 million shares.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	September 30, 2016	March 31, 2016 [3]
ASSETS
Current assets:
Cash and cash equivalents	1,746	2,493
Short-term investments	1,520	1,341
Receivables, net of allowances of $105 and $159, respectively	723	233
Inventories	50	33
Other current assets	221	254
Total current assets	4,260	4,354
Property and equipment, net	431	439
Goodwill	1,709	1,710
Acquisition-related intangibles, net	28	57
Deferred income taxes, net	366	387
Other assets	98	103
TOTAL ASSETS	6,892	7,050
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	206	89
Accrued and other current liabilities	777	710
0.75% convertible senior notes due 2016, net	—	161
Deferred net revenue (online-enabled games)	1,067	1,458
Total current liabilities	2,050	2,418
Senior notes, net	990	989
Income tax obligations	86	80
Deferred income taxes, net	2	2
Other liabilities	156	163
Total liabilities	3,284	3,652
0.75% convertible senior notes due 2016	—	2

Common stock	3	3
Additional paid-in capital	1,153	1,349
Retained earnings	2,462	2,060
Accumulated other comprehensive loss	(10)	(16)
Total stockholders’ equity	3,608	3,396
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	6,892	7,050

3Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015
OPERATING ACTIVITIES
Net income (loss)	(38)	(140)	402	302
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion	45	50	91	99
Stock-based compensation	48	44	96	89
Loss on conversion of convertible notes	—	6	—	6
Change in assets and liabilities:
Receivables, net	(481)	(598)	(493)	(379)
Inventories	(24)	(29)	(17)	(26)
Other assets	55	13	54	39
Accounts payable	165	142	133	126
Accrued and other liabilities	168	182	(34)	(149)
Deferred income taxes, net	(23)	1	20	1
Deferred net revenue (online-enabled games)	194	338	(391)	(170)
Net cash provided by (used in) operating activities	109	9	(139)	(62)
INVESTING ACTIVITIES
Capital expenditures	(29)	(18)	(69)	(42)
Proceeds from maturities and sales of short-term investments	368	264	644	513
Purchase of short-term investments	(507)	(186)	(824)	(551)
Net cash provided by (used in) investing activities	(168)	60	(249)	(80)
FINANCING ACTIVITIES
Payment of convertible notes	(136)	(198)	(163)	(198)
Proceeds from issuance of common stock	27	39	31	84
Excess tax benefit from stock-based compensation	4	25	37	65
Repurchase and retirement of common stock	(127)	(126)	(256)	(258)
Net cash used in financing activities	(232)	(260)	(351)	(307)
Effect of foreign exchange on cash and cash equivalents	(5)	(21)	(8)	(21)
Decrease in cash and cash equivalents	(296)	(212)	(747)	(470)
Beginning cash and cash equivalents	2,042	1,810	2,493	2,068
Ending cash and cash equivalents	1,746	1,598	1,746	1,598

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY16	FY16	FY16	FY17	FY17	Change
Net revenue
Net revenue	815	1,070	1,308	1,271	898	10%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Gross Profit
Gross profit	406	524	1,082	1,092	497	22%
GAAP-based financial data
Acquisition-related expenses	11	12	12	13	12
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Stock-based compensation	1	—	1	1	1
Gross profit % (as a % of net revenue)	50%	49%	83%	86%	55%
Operating income
Operating income (loss)	(119)	(31)	536	560	(49)	59%
GAAP-based financial data
Acquisition-related expenses	14	14	13	15	13
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Stock-based compensation	44	42	47	48	48
Operating income (loss) % (as a % of net revenue)	(15%)	(3%)	41%	44%	(5%)
Net income
Net income (loss)	(140)	(45)	899	440	(38)	73%
GAAP-based financial data
Acquisition-related expenses	14	14	13	15	13
Amortization of debt discount and loss on conversion of notes	11	5	5	2	—
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Stock-based compensation	44	42	47	48	48
Tax rate used for management reporting	22%	22%	22%	21%	21%
Net income (loss) % (as a % of net revenue)	(17%)	(4%)	69%	35%	(4%)
Diluted earnings (loss) per share
Earnings (loss) per share	(0.45)	(0.14)	2.79	1.40	(0.13)	71%
Number of diluted shares used in computation
Basic	312	311	307	301	301
Diluted	312	311	322	315	301
Anti-dilutive shares excluded for loss position[1]	21	20	—	—	13
Shares from convertible bond hedge	(7)	(6)	(3)	(2)	—

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY16	FY16	FY16	FY17	FY17	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by geography
North America	381	448	572	525	389	2%
International	434	622	736	746	509	17%
Total net revenue	815	1,070	1,308	1,271	898	10%
North America	91	403	(147)	(245)	58
International	240	330	(237)	(344)	142
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
North America	47%	42%	44%	41%	43%
International	53%	58%	56%	59%	57%
Total net revenue %	100%	100%	100%	100%	100%

Net revenue by composition
Full game downloads	82	112	152	137	94	15%
Extra content	213	241	317	300	240	13%
Subscriptions, advertising and other	84	89	94	87	83	(1%)
Mobile	123	127	152	165	149	21%
Total Digital	502	569	715	689	566	13%
Packaged goods and other	313	501	593	582	332	6%
Total net revenue	815	1,070	1,308	1,271	898	10%
Full game downloads	7	83	(18)	(53)	(1)
Extra content	(18)	119	(7)	(42)	(68)
Subscriptions, advertising and other	(1)	1	1	(2)	—
Mobile	(10)	35	21	(24)	(11)
Total Digital	(22)	238	(3)	(121)	(80)
Packaged goods and other	353	495	(381)	(468)	280
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Full game downloads	10%	10%	12%	11%	10%
Extra content	26%	23%	24%	23%	27%
Subscriptions, advertising and other	11%	8%	7%	7%	9%
Mobile	15%	12%	12%	13%	17%
Total Digital	62%	53%	55%	54%	63%
Packaged goods and other	38%	47%	45%	46%	37%
Total net revenue %	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY16	FY16	FY16	FY17	FY17	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by platform
Xbox One, PLAYSTATION 4	332	571	793	776	513	55%
Xbox 360, PLAYSTATION 3	155	157	147	133	64	(59%)
Other consoles	1	3	1	1	1	—
Total consoles	488	731	941	910	578	18%
PC / Browser	184	182	195	179	158	(14%)
Mobile	124	128	151	165	149	20%
Other	19	29	21	17	13	(32%)
Total net revenue	815	1,070	1,308	1,271	898	10%
Xbox One, PLAYSTATION 4	310	626	(287)	(441)	177
Xbox 360, PLAYSTATION 3	55	16	(93)	(92)	43
Other consoles	1	(1)	(1)	—	—
Total consoles	366	641	(381)	(533)	220
PC / Browser	(19)	55	(27)	(30)	(9)
Mobile	(12)	35	23	(24)	(11)
Other	(4)	2	1	(2)	—
Change in deferred net revenue (online-enabled games)	331	733	(384)	(589)	200
Xbox One, PLAYSTATION 4	41%	53%	61%	61%	57%
Xbox 360, PLAYSTATION 3	19%	15%	11%	11%	7%
Other consoles	—	—	—	—	—
Total consoles	60%	68%	72%	72%	64%
PC / Browser	23%	17%	15%	14%	18%
Mobile	15%	12%	11%	13%	17%
Other	2%	3%	2%	1%	1%
Total net revenue %	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q2	Q3	Q4	Q1	Q2	YOY %
	FY16	FY16	FY16	FY17	FY17	Change
CASH FLOW DATA
Operating cash flow	9	889	396	(248)	109	1,111%
Operating cash flow - TTM	818	1,025	1,223	1,046	1,146	40%
Capital expenditures	18	21	30	40	29	61%
Capital expenditures - TTM	89	95	93	109	120	35%
Repurchase and retirement of common stock	126	126	634	129	127	1%
BALANCE SHEET DATA
Cash and cash equivalents	1,598	2,263	2,493	2,042	1,746
Short-term investments	990	966	1,341	1,385	1,520
Cash and cash equivalents, and short-term investments	2,588	3,229	3,834	3,427	3,266	26%
Receivables, net	737	621	233	246	723	(2%)
Deferred net revenue (online-enabled games)
End of the quarter	1,113	1,844	1,458	873	1,067	(4%)
Less: Beginning of the quarter	775	1,113	1,844	1,458	873
Change in deferred net revenue (online-enabled games)[4]	338	731	(386)	(585)	194
STOCK-BASED COMPENSATION
Cost of revenue	1	—	1	1	1
Research and development	25	26	26	27	27
Marketing and sales	7	5	7	7	8
General and administrative	11	11	13	13	12
Total stock-based compensation	44	42	47	48	48

4The difference between the balances of deferred net revenue (online-enabled games) does not always equal the change in deferred net revenue (online-enabled games) in the consolidated statement of operations due to the impact of unrecognized gains/losses on cash flow hedges.